Exhibit 99.1

22ND DRUG DISCOVERY STRATEGIC SUMMIT

From Scientific Evidence to Drug Discovery: The Road to 100 Billion Vectors

What could you discover
on an ordinary Tuesday afternoon?



Saran Saund

Chief Business Officer, Oncotelic Therapeutics

October 22, 2026 Westin San Francisco Airport, Millbrae

How our PLA architecture gives each disease an equal vote

MONOLITHIC QUERY



One monolithic synthesis

PARTITIONED LITERATURE AGGREGATION (PLA)


Breast cancer
Mantle-cell lymphoma

24 disease assessments → aggregate

Partition the question. Investigate separately. Bring the evidence together.

PLA patent family: WO2025117898A1. Chang et al., manuscript v8. Conceptual schematic, stack heights illustrative.

How AI followed a clue

Anthropic's 200,000-cluster enzyme search and agent swarm

1.94 BILLION

protein clusters searched

200,000
RT clusters (rounded)

950*
agent sessions

21.5 h
elapsed search time

Result: ART, a newly recognized system around a known RT

Lab follow-up detected short RNAs. Biological function remains under study.

Focused investigations made room for an unexpected clue

*Rounded: 198,290 RT clusters and 949 sessions. Up to 58 concurrent. Source: Yoon et al., Anthropic (2026).

Anthropic: partition the search


1.94B
protein clusters
Narrowed to about
200,000
RT clusters
9 RT classes
Retrons
Group II introns
DGR
CRISPR-associated
Group II-like
Abortive infection
Unknown group (UG)
Novel
Unplaced

PLA parallel: partition → investigate → aggregate

Conceptual parallel; Anthropic does not call its method PLA. Yoon et al., Anthropic (2026).

Anthropic: deploy the swarm across partitions

950* agent sessions

21.5 h elapsed search time

58 max concurrent sessions


Illustrative task lanes
Family A
Analyze
Review
Accept
Follow up
Family B
Analyze
Review
Revise
Follow up
Family C
Analyze
Review
Reject
New question
Curator: shared evidence
Editor: reviewed reports
19 final reports

119 tasks, including 98 follow-ups

Sessions by role: worker 414, supervisor 375, curator 107, editor 52, launch 1.

*Rounded from 949 agent sessions. Up to 58 ran concurrently. Yoon et al., Anthropic technical report (2026).

Anthropic's result: ART

Array-associated reverse transcriptases


Repeat array
RT gene
Partner gene
Produces distinct short RNAs
Found mainly in viruses that infect bacteria

Known enzyme, newly recognized RNA-producing system

Lab follow-up detected short RNAs. Biological function remains under study.

Source: Yoon et al., Anthropic technical report (2026). Conceptual schematic.

Our enterprise push: 100B vectors

PLANNED SCALE

100B

protein vectors

500M proteins × ~200
representations each

Proteins and their amino-acid positions



Biological connections worth testing

Potential benefit: new antibiotics

First planned application of our 100B protein-vector program

Exploring new treatments for antibiotic-resistant infections

Select a target



Use PLA to surface bacterial targets worth validating.

→

Develop a compound



Identify and improve molecules that block the selected target.

→

Test activity and safety



Test resistant bacteria, human cells and preclinical models.

→

Evaluate in people



After successful earlier studies, test safety and treatment benefit.

Potential benefit, subject to exploration and validation

Start with a focused pilot. Expand when broader searches improve research decisions.

Proposed Oncotelic research program. Clinical benefit remains unproven. Development pathway: FDA.

PLA: discover what you don’t know to search for

One standard question. Every abstract. Traceable evidence.

PLA · One abstract at a time

mTOR AND cancer
PLA extraction run

→ Provide the gene names involved in mTOR signaling that are reported in this abstract.

→ **Aggregate**
Standardize names
Consolidate duplicates

→ **4,812**
human genes reported by PLA

MONOLITHIC · One broad query

Broader mTOR corpus
Separate broad-query run

→ An exhaustive broad prompt:
List mTOR pathway genes, including upstream and downstream effectors.

→ **138**
human genes in the separate run

Different inputs. A matched comparison is still needed.

Workflow illustration and reported results. Source: supplied PLA gene-discovery summary.

PLA keeps rare clues in view

Every gene retains its paper references

4,812
human genes

115,130
gene–paper links

2,369
genes in ≥2 papers

2,443
genes in just 1 paper

Frequently reported genes

Gene	Distinct PMIDs
MTOR	32,354
AKT1	5,551
PIK3CA	4,087

mTOR AND cancer · 32,896 response records

Rare findings also survive

Gene	Distinct PMIDs
ZNF184	1
ZNF32	1
ZNF322	1

Examples among 2,443 genes with one PMID.

Extract from each abstract → Count once per paper → Trace to supporting PMID

Find evidence without naming the gene or paper first.

Frequency counts distinct PMID-associated responses, not biological importance. Source: PLA gene-evidence frequency summary, Supplement 1.

Our patent timeline starts in 2023

Structures and methods for autonomous agents

2023
November 29
Priority filing

2024
November 29
International PCT filing

2025
June 5
International publication

Mexico: patent granted*

Additional applications progressing internationally

PCT/US2024/057972 WO2025117898A1

*Company-reported Mexico grant. Rights depend on issued claims in each jurisdiction.

Sources: published patent application; Oncotelic IP update. Favorable international search opinion reported by Oncotelic.

How PLA enabled our HCC four-gene signature

EVOLVE-1: 546 PATIENTS, NO OVERALL SURVIVAL BENEFIT

Everolimus vs placebo: 7.6 vs 7.3 months median survival

PLA separates by cancer	→	Compare clinical results	→	Focus on HCC failure	→	PLA builds the candidate list	→	Expression + survival analysis
Each cancer gets its own assessment.		Kidney: benefit in selected settings. HCC: overall failure.		Could mTOR biology reveal different HCC patient groups?		Query each abstract. Combine gene lists. Keep source papers.		12 candidates → 4. Explore survival associations.



Candidate score: z(FKBP1A) + z(EIF4E) + z(RRAGC) − z(PPARGC1A)

Exploratory prognostic signature; treatment-predictive benefit remains unproven.

Chang et al., manuscript v8; Hudes et al., NEJM 2007; Zhu et al., JAMA 2014. Conceptual illustration.

HCC: three key results

Discovery cohort: 364 patients


HR = 2.59 (1.8 - 3.74)
logrank P = 1.1e-07
Probability
0.0
0.2
0.4
0.6
0.8
1.0
Expression
low
high
0
20
40
60
80
100
120
Time (months)
Number at risk
low 182 106 53 32 14 4 1
high 182 76 31 10 5 2 0

EVOLVE-1 failed

Everolimus: no overall survival benefit
546 patients. HR 1.05 (95% CI 0.86–1.27)

Our HCC work

HR 2.59

95% CI 1.80–3.74. High versus low score.

Median survival: 84.4 vs 37.8 months
Low versus high adverse score

Japan: independent check

203 patients. Adjusted HR 1.49 per score SD
95% CI 1.04–2.13. Age, sex and stage adjusted.

Prognostic findings in separate cohorts. Treatment-benefit prediction remains untested.

Zhu et al., JAMA 2014. Chang et al., manuscript v8, Figure 3F and Table 7. Original discovery plot. HR comparisons differ.

Now the question is treatment benefit

OBSERVED

Survival association

The four-gene signal reproduced in a separate patient cohort.



PROPOSED TESTS OF TREATMENT BENEFIT

1. **Fix the four-gene test**
   Same genes, measurement method and scoring formula before validation.
2. **Test drug response in the lab**
   Compare models with different gene patterns.
3. **Test treatment benefit in patients**
   Compare drug versus control. Does benefit differ by gene pattern?

Retrospective survival association. Treatment benefit remains unproven.

Chang et al., manuscript v8. Proposed treatment-response studies.

More questions for the same engine

Nuclear YAP1–TEAD

Taxane resistance



Potential upstream control point

FOXO3

Aging and cellular maintenance



Modeling nuclear FOXO3 activity

Candidate mechanisms that need the next experiment

BIO REBOOT

What is your next discovery question?

Help test the biology and build the 100B-vector plan.

Fastbot: researcher access to focused investigations.

SELECTED PROJECTS MAY QUALIFY FOR

Startup funding

Oncotelic–SAPU development support

Computational chemistry, biological validation, formulation, regulatory planning and clinical development.

Saran Saund
saran.saund@oncotelic.com

SCAN TO JOIN

pdaoai.com/bio-reboot

Free registration. Individuals and teams welcome.

Funding and support depend on scientific review, available resources and agreed terms.